UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2008 (November 14, 2008)

EPIC ENERGY RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Colorado	0-31357	94-3363969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Lake Robbins Dr., Suite 160
The Woodlands, Texas 77380
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code (281)-419-3742

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities

To the extent applicable, the contents of Item 5.02(d) below are incorporated into this Item 3.02 by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangement of Certain Officers.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) On November 14, 2008, the Company’s Board of Directors elected Al Carnrite to serve as a member of the Board of Directors. At the time of this disclosure, Mr. Carnrite is not expected to serve on a committee of the Board of Directors and is not a party to any transaction with the Company that exceeds $120,000, in which Mr. Carnrite had or will have a direct or indirect material interest.

In connection with his election as director of the Company, Mr. Carnrite will be compensated according to the 2008 non-employee director compensation plan as adopted by the Board of Directors of the Company, to be prorated for the remainder 2008. The plan defines compensation for non-employee directors to include an annual cash retainer of $21,000 payable quarterly and a grant of 25,000 stock options with an exercise price equal to the closing price of the Company's common stock on the date granted. Mr. Carnrite’s 2008 pro rata share of the plan was $2,625 and a stock option grant of 3,125 shares (the “Options”) of the Company’s common stock, no par value per share. The Options are exercisable at $0.25, vest immediately and have an expiration date of November 14, 2018.

This issuances was granted based on exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), and applicable state laws pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D. These issuances qualified for this exemption from registration because (i) the Company did not engage in any general solicitation or advertising to market the securities; (ii) the purchaser was provided the opportunity to ask questions and receive answers from the Company regarding the issuance; (iii) the securities were issued to a person with knowledge and experience in financial and business matters so that he is capable of evaluating the merits and risks of an investment in the Company; and (iv) the purchasers received “restricted securities.”

(e) Not applicable.

Item 7.01. Regulation FD Disclosure.

On November 18, 2008, the Company issued a press release entitled “EPiC Energy Resources Announces New Board Member.” A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1  Press Release dated November 18, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIC ENERGY RESOURCES, INC.

Date: November 18, 2008	By:	/s/ Michael Kinney, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Press Release dated November 18, 2008